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                                                                    EXHIBIT 21.1
                                 SUBSIDIARY LIST

                                                          STATE                                                           OWNERSHIP
NAME OF SUBSIDIARY                                    OF ORGANIZATION                       OWNED BY                      PERCENTAGE
---------------------------------------------------   ---------------   ------------------------------------------------  ----------
AmSurg KEC, Inc.                                           TN           AmSurg Corp.                                         100%
The Endoscopy Center of Knoxville, L.P.                    TN           AmSurg KEC, Inc.                                      51%
AmSurg EC Topeka, Inc.                                     TN           AmSurg Corp.                                         100%
The Endoscopy Center of Topeka, L.P.                       TN           AmSurg EC                                             51%
AmSurg EC St. Thomas, Inc.                                 TN           AmSurg Corp.                                         100%
The Endoscopy Center of St. Thomas, L.P.                   TN           AmSurg EC St. Thomas, Inc.                            60%
AmSurg EC Centennial, Inc.                                 TN           AmSurg Corp.                                         100%
The Endoscopy Center of Centennial, L.P.                   TN           AmSurg EC Centennial, Inc.                            51%
AmSurg EC Beaumont, Inc.                                   TN           AmSurg Corp.                                         100%
The Endoscopy Center of Southeast Texas, L.P.              TN           AmSurg EC Beaumont, Inc.                              51%
AmSurg EC Santa Fe, Inc.                                   TN           AmSurg Corp.                                         100%
The Endoscopy Center of Santa Fe, L.P.                     TN           AmSurg EC Santa Fe, Inc.                              60%
AmSurg EC Washington, Inc.                                 TN           AmSurg Corp.                                         100%
The Endoscopy Center of Washington D.C., L.P.              TN           AmSurg EC Washington, Inc.                            51%
AmSurg Torrance, Inc.                                      TN           AmSurg Corp.                                         100%
The Endoscopy Center of the South Bay, L.P.                TN           AmSurg Torrence, Inc.                                 51%
AmSurg Encino, Inc.                                        TN           AmSurg Corp.                                         100%
The Valley Endoscopy Center, L.P.                          TN           AmSurg Encino, Inc.                                   51%
AmSurg Sebastopol, Inc.                                    TN           AmSurg Corp.                                         100%
The Sebastopol ASC, L.P.                                   TN           AmSurg Sebastopol, Inc.                               51%
AmSurg Abilene, Inc.                                       TN           AmSurg Corp.                                         100%
The Abilene ASC, L.P.                                      TN           AmSurg Abilene, Inc.                                  60%
AmSurg Lorain, Inc.                                        TN           AmSurg Corp.                                         100%
The Lorain ASC, L.P.                                       TN           AmSurg Lorain, Inc.                                   51%
AmSurg Maryville, Inc.                                     TN           AmSurg Corp.                                         100%
The Maryville ASC                                          TN           AmSurg Maryville, Inc.                                55%
AmSurg Miami, Inc.                                         TN           AmSurg Corp.                                         100%
The Miami ASC, L.P.                                        TN           AmSurg Miami, Inc.                                    51%
AmSurg Melbourne, Inc.                                     TN           AmSurg Corp.                                         100%
The Melbourne ASC, L.P.                                    TN           AmSurg Melbourne, Inc.                                51%
AmSurg Hillmont, Inc.                                      TN           AmSurg Corp.                                         100%
The Hillmont ASC, L.P.                                     TN           AmSurg Hillmont, Inc.                                 51%
AmSurg Northwest Florida, Inc.                             TN           AmSurg Corp.                                         100%
The Northwest Florida ASC, L.P.                            TN           AmSurg Northwest Florida, Inc.                        51%
AmSurg Palmetto, Inc.                                      TN           AmSurg Corp.                                         100%
The Palmetto ASC, L.P.                                     TN           AmSurg Palmetto, Inc.                                 51%
AmSurg Ocala, Inc.                                         TN           AmSurg Corp.                                         100%
The Ocala Endoscopy ASC, L.P.                              TN           AmSurg Ocala, Inc.                                    51%
AmSurg South Florida Network, Inc.                         TN           AmSurg Corp.                                         100%

The GI Network of South Florida, L.P.                      TN           AmSurg South Florida Network, Inc.                    51%
AmSurg Crystal River, Inc.                                 TN           AmSurg Corp.                                         100%
The Crystal River Endoscopy ASC, L.P.                      TN           AmSurg Crystal River, Inc.                            51%
AmSurg Abilene Eye, Inc.                                   TN           AmSurg Corp.                                         100%
The Abilene Eye ASC, L.P.                                  TN           AmSurg Abilene Eye, Inc.                              51%
AmSurg El Paso, Inc.                                       TN           AmSurg Corp.                                         100%
The El Paso ASC, L.P.                                      TN           AmSurg El Paso, Inc.                                  51%
AmSurg Westlake, Inc.                                      TN           AmSurg Corp.                                         100%
The Westlake Ophthalmology ASC, L.P.                       TN           AmSurg Westlake, Inc.                                 54%
AmSurg FL EyeCare Network, Inc.                            TN           AmSurg Corp.                                         100%
The Southeast EyeCare Network, L.P.                        TN           AmSurg FL EyeCare Network, Inc.                       51%
AmSurg Naples, Inc.                                        TN           AmSurg Corp.                                         100%
The Naples Endoscopy ASC, L.P.                             TN           AmSurg Naples, Inc                                    60%
The AmSurg Naples Ancillary Company, LLC                   TN           AmSurg Holdings, Inc.                                 50%
The Naples Endoscopy Anesthesia, LLC                       TN           The AmSurg Naples Ancillary Company, LLC              50%
AmSurg La Jolla, Inc.                                      TN           AmSurg Corp.                                         100%
The La Jolla Endoscopy Center, L.P.                        TN           AmSurg La Jolla, Inc.                                 51%
AmSurg Burbank, Inc.                                       TN           AmSurg Corp.                                         100%
The Burbank Ophthalmology ASC, L.P.                        TN           AmSurg Burbank, Inc.                                  51%
AmSurg Inglewood, Inc.                                     TN           AmSurg Corp.                                         100%
The Los Angeles/Inglewood Endoscopy                        TN           AmSurg Inglewood, Inc.                                51%
AmSurg Glendale, Inc.                                      TN           AmSurg Corp.                                         100%
The Glendale Ophthalmology ASC, L.P.                       TN           AmSurg Glendale, Inc.                                 51%
AmSurg Harlingen, Inc.                                     TN           AmSurg Corp.                                         100%
The Harlingen Endoscopy Center, L.P.                       TN           AmSurg Harlingen, Inc.                                51%
AmSurg Suncoast, Inc.                                      TN           AmSurg Corp.                                         100%
The Suncoast Endoscopy ASC, L.P.                           TN           AmSurg Suncoast, Inc.                                 51%
AmSurg Weslaco, Inc.                                       TN           AmSurg Corp.                                         100%
The Weslaco Ophthalmology ASC, L.P.                        TN           AmSurg Weslaco, Inc.                                  51%
AmSurg San Antonio TX, Inc.                                TN           AmSurg Corp.                                         100%
The San Antonio TX Endoscopy ASC, L.P.                     TN           AmSurg San Antonio TX, Inc.                           51%
AmSurg Temecula CA, Inc.                                   TN           AmSurg Corp.                                         100%
The Temecula CA Endoscopy ASC, L.P.                        TN           AmSurg Temecula CA, Inc.                              51%
AmSurg Escondido CA, Inc.                                  TN           AmSurg Corp.                                         100%
The Escondido CA Endoscopy ASC, LP                         TN           AmSurg Escondido CA, Inc.                             51%
AmSurg San Luis Obispo CA, Inc.                            TN           AmSurg Corp.                                         100%
The San Luis Obispo CA Endoscopy ASC, L.P.                 TN           AmSurg San Luis Obispo CA, Inc.                       51%
The Scranton PA Endoscopy ASC, L.P.                        TN           AmSurg Scranton PA, Inc.                              51%
AmSurg Scranton PA, Inc.                                   TN           AmSurg Holdings, Inc.                                100%
AmSurg Holdings, Inc.                                      TN           AmSurg Corp.                                         100%
The Knoxville Ophthalmology ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
Montgomery Eye Surgery Center, LLC                         TN           AmSurg Holdings, Inc.                                 51%
EyeCare Consultants Surgery Center, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Sidney ASC, LLC                                        TN           AmSurg Holdings, Inc.                                 51%

The Cleveland ASC, LLC                                     TN           AmSurg Holdings, Inc.                                 51%
The Milwaukee ASC, LLC                                     TN           AmSurg Holdings, Inc.                                 51%
The Columbia ASC, LLC                                      TN           AmSurg Holdings, Inc.                                 51%
The Wichita Orthopaedic ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Minneapolis Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Willoughby ASC, LLC                                    TN           AmSurg Holdings, Inc.                                 51%
The Westglen Endoscopy Center, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Chevy Chase ASC, LLC                                   TN           AmSurg Holdings, Inc.                                 51%
The Oklahoma City ASC, LLC                                 TN           AmSurg Holdings, Inc.                                 51%
The Mountain West Gastroenterology ASC, LLC                TN           AmSurg Holdings, Inc.                                 51%
The Cincinnati ASC, LLC                                    TN           AmSurg Holdings, Inc.                                 51%
The Fayetteville ASC, LLC                                  TN           AmSurg Holdings, Inc.                                 51%
The Independence ASC, LLC                                  TN           AmSurg Holdings, Inc.                                 55%
AmSurg Northern Kentucky GI, LLC                           TN           AmSurg Holdings, Inc.                                 51%
AmSurg Louisville GI, LLC                                  TN           AmSurg Holdings, Inc.                                 51%
AmSurg Kentucky Ophthalmology, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Phoenix Ophthalmology ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Toledo Endoscopy ASC, LLC                              TN           AmSurg Holdings, Inc.                                 51%
The Englewood ASC, LLC                                     TN           AmSurg Holdings, Inc.                                 51%
The Sun City Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                              52.80%
The Cape Coral/Ft. Myers Endoscopy ASC, LLC                TN           AmSurg Holdings, Inc.                                 51%
The Cape Coral/Ft. Myers Anesthesia, LLC                   TN           The Cape Coral/Ft. Myers Endoscopy ASC, LLC           48%
The Baltimore Endoscopy ASC, LLC                           TN           AmSurg Holdings, Inc.                                 60%
The Boca Raton Ophthalmology ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Minneapolis Ophthalmology ASC, LLC                     TN           AmSurg Holdings, Inc.                                 51%
The Florham Park Endoscopy ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The West Texas GI Network, LLC                             TN           AmSurg Holdings, Inc.                                 51%
Northside Gastroenterology Endoscopy Center, LLC        Indiana         AmSurg Holdings, Inc.                                 51%
The Chattanooga Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Mount Dora Ophthalmology ASC, LLC                      TN           AmSurg Holdings, Inc.                                 54%
The Oakhurst Endoscopy ASC, LLC                            TN           AmSurg Holdings, Inc.                                 51%
The Seneca PA ASC, LLC                                     TN           AmSurg Holdings, Inc.                                 51%
The Tamarac Endoscopy ASC, LLC                             TN           AmSurg Holdings, Inc.                                 51%
The Waldorf Endoscopy ASC, LLC                             TN           AmSurg Holdings, Inc.                                 51%
The Sarasota Endoscopy ASC, LLC                            TN           AmSurg Holdings, Inc.                                 51%
The Las Vegas Ophthalmology ASC, LLC                       TN           AmSurg Holdings, Inc.                                 52%
The Sarasota Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The Middletown Endoscopy ASC, LLC                          TN           AmSurg Holdings, Inc.                                 51%
The Dover Ophthalmology ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Surgery Center of Middle Tennessee, LLC                TN           AmSurg Holdings, Inc.                                 51%
The Surgery Center of Coral Gables, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Greensboro Ophthalmology ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Kingston Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The Las Vegas East Ophthalmology ASC, LLC                Nevada         AmSurg Holdings, Inc.                                 51%

The Blue Ridge/Clemson Orthopaedic ASC, LLC                TN           AmSurg Holdings, Inc.                                 51%
The Hutchinson Ophthalmology ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Sunrise Ophthalmology ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Metairie Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                              61.87%
The Ft. Myers Digestive Health and Pain ASC, LLC           TN           AmSurg Holdings, Inc.                                 51%
The Ft. Myers Digestive Health Anesthesia, LLC             TN           The Ft. Myers Digestive Health and Pain ASC, LLC      48%
The Bel Air Endoscopy ASC, LLC                             TN           AmSurg Holdings, Inc.                                 51%
Bloomfield Eye Surgery Center, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Zephyrhills Ophthalmology ASC, LLC                     TN           AmSurg Holdings, Inc.                                 51%
Mercer County Surgery Center, LLC                          TN           AmSurg Holdings, Inc.                                 51%
The Akron Endoscopy ASC, LLC                               TN           AmSurg Holdings, Inc.                                 51%
The Newark Endoscopy ASC, LLC                              TN           AmSurg Holdings, Inc.                                 51%
The Southfield Endoscopy ASC, LLC                          TN           AmSurg Holdings, Inc.                                 51%
The Alexandria Ophthalmology ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Jackson Ophthalmology ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Columbia ASC Northwest, LLC                            TN           AmSurg Holdings, Inc.                                 51%
St. George Endoscopy Center, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Paducah Ophthalmology ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Greenville ASC, LLC                                    TN           AmSurg Holdings, Inc.                                 51%
The Columbia TN Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Rogers AR Ophthalmology ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The Tulsa OK Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The Ft. Myers FL Ophthalmology ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The New Orleans LA Endoscopy ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Peoria AZ Multi ASC, LLC                               TN           AmSurg Holdings, Inc.                                 51%
The Columbus OH Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Columbia MD Orthopaedic ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The Mesa AZ Endoscopy ASC, LLC                             TN           AmSurg Holdings, Inc.                                 51%
The Kingsport TN Ophthalmology ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Lewes DE Endoscopy ASC, LLC                            TN           AmSurg Holdings, Inc.                                 51%
The Winter Haven/Sebring FL Ophthalmology ASC, LLC         TN           AmSurg Holdings, Inc.                                 51%
The Los Alamos NM Endoscopy ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The Voorhees NJ Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Rockledge FL Endoscopy ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The Tampa FL Endoscopy ASC, LLC                            TN           AmSurg Holdings, Inc.                                 51%
The Pueblo CO Ophthalmology ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
Western Washington Endoscopy Centers, LLC                  TN           AmSurg Holdings, Inc.                                 51%
The Lakeland FL Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Northern NV Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Edina MN Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The West Palm Beach FL Endoscopy ASC, LLC                  TN           AmSurg Holdings, Inc.                                 51%
The Gainesville FL Orthopaedic ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Raleigh NC Endoscopy ASC, LLC                          TN           AmSurg Holdings, Inc.                                 51%
The Hanover NJ Endoscopy ASC, LLC                          TN           AmSurg Holdings, Inc.                                 51%

The Lake Bluff IL Endoscopy ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The Sun City AZ Endoscopy ASC, LLC                         TN           AmSurg Holdings, Inc.                                 51%
The Overland Park KS Endoscopy ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Casper WY Endoscopy ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Rockville MD Endoscopy ASC, LLC,                       TN           AmSurg Holdings, Inc.                                 51%
Blue Water ASC, LLC                                        MI           AmSurg Holdings, Inc.                                 51%
Greenspring Station Endoscopy ASC, LLC                     MD           AmSurg Holdings, Inc.                                 51%
Maryland Endoscopy Center Limited Liability Company        MD           AmSurg Holdings, Inc.                                 51%
The Scranton PA GP, LLC                                    TN           AmSurg Holdings, Inc.                                 51%
The Orlando FL Endosopy ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Ocala FL ASC, LLC                                      TN           AmSurg Holdings, Inc.                                 51%
The Ormond Beach FL Multi-Specialty ASC, LLC               TN           AmSurg Holdings, Inc.                                 51%
The Cape Coral FL Endoscopy ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The St. Louis MO Orthopaedic ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Yuma AZ Endoscopy ASC, LLC                             TN           AmSurg Holdings, Inc.                                 51%
The West Orange NJ Endoscopy ASC, LLC                      TN           AmSurg Holdings, Inc.                                 51%
The Greensboro NC Endoscopy ASC, LLC                       TN           AmSurg Holdings, Inc.                                 51%
The Tulsa OK Endoscopy ASC, LLC                            TN           AmSurg Holdings, Inc.                                 51%
The St. Cloud MN Ophthalmology ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Salem OR Ophthalmology ASC, LLC                        TN           AmSurg Holdings, Inc.                                 51%
The El Dorado Multi-Specialty ASC, LLC                     TN           AmSurg Holdings, Inc.                                 51%
The Nashville TN Ophthalmology ASC, LLC                    TN           AmSurg Holdings, Inc.                                 51%
The Laurel MD Endoscopy ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%
The Torrance CA Multi-Specialty ASC, LLC                   TN           AmSurg Holdings, Inc.                                 51%
The Sparks NV Endoscopy ASC, LLC                           TN           AmSurg Holdings, Inc.                                 51%